MUNIHOLDINGS
NEW YORK
FUND, INC.




FUND LOGO




Annual Report

June 30, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniHoldings
New York
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MUNIHOLDINGS NEW YORK FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New York Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

For the year ended June 30, 1999, the Common Stock of MuniHoldings New York Fund, Inc. earned $0.819 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.79%, based on a month-end per share net asset value of $14.14. Over the same period, the total investment return on the Fund's Common Stock was -0.60%, based on a change in per share net asset value from $15.08 to $14.14, and assuming reinvestment of $0.865 per share ordinary income dividends and $0.003 per share capital gains distributions.

For the six-month period ended June 30, 1999, the total investment return on the Fund's Common Stock was -5.30%, based on a change in per share net asset value from $15.35 to $14.14, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended June 30, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 3.02% for Series A and 3.14% for Series B.

The Municipal Market Environment
Long-term bond yields moved higher during the first six months of 1999. US Treasury bond yields rose throughout the period as the US economy continued to exhibit considerable strength. An above-trend inflationary report in May coupled with the May announcement by the Federal Reserve Board that it was considering increasing short-term interest rates in order to slow domestic economic growth also contributed to pushing US Treasury bond yields to an 18-month high of over 6.10%. The Federal Reserve Board's return to a neutral policy after the expected increase in short-term interest rates of 25 basis points (0.25%) in late June allowed long-term US Treasury bond yields to decline and close the six-month period ended June 30, 1999 at 5.96%. During the same period, the yield on long-term US Treasury securities rose almost 90 basis points.

For much of early 1999, long-term tax-exempt bond yields remained essentially unchanged. However, in May and June municipal bond yields eventually followed taxable bond yields higher. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt revenue bond yields rose more than 35 basis points to end the six-month period at 5.61%, their highest level in 20 months.

The strong technical position that the tax-exempt bond market has enjoyed in recent quarters has continued. Municipal investors are expected to have received as much as $40 billion in June and early July from coupon income, bond maturities and the proceeds from early bond redemptions. The receipt of these assets has coincided with a significant decline in new bond issuance. Over the last six months, over $115 billion in new long-term tax-exempt bonds were issued, a decline of 22% as compared to the first six months of 1998. During the quarter ended June 30, 1999, less than $60 billion in securities were issued by US municipalities, a decline of nearly 25% versus the June 30, 1998 quarter. New-issue volume of $22 billion for the month of June 1999 was 28% lower than June 1998's issuance and the lowest June production since 1996. The combination of reduced issuance and seasonally high reinvestment has produced a very positive supply/demand function for the municipal bond market.

Prior to May 1999, this positive technical position had enabled the tax-exempt bond market to outperform its taxable counterpart. This resulted in a decline of the yield ratio between taxable and tax-exempt bonds. At the end of 1998, long-term uninsured revenue bond yields were in excess of 100% of US Treasury bond yields, far greater than their recent historic range of 85%--88%. However, by early May, tax-exempt revenue bond yield ratios had declined to nearly 90%. Given the rapid rise in municipal bond yields in recent weeks, this ratio has risen again to nearly 95%. The recent period of volatility has created additional opportunities for long-term investors to purchase tax-exempt bonds at historically attractive yields relative to US Treasury securities.

While the Federal Reserve Board announced that it has no immediate bias toward raising short-term interest rates, it is clear that additional US economic growth will result in further action by the Federal Reserve Board.

Portfolio Strategy
At the beginning of 1999, our investment strategy was constructive as we looked for a continuation of the decline in long-term interest rates. We believed the slow growth, low inflation economic environment would continue to provide a positive backdrop for debt securities. In addition, we expected that the tight technical supply/demand environment for municipal bonds would cushion any temporary downward movements in tax-exempt bond prices. Although the domestic economy performed better than we had anticipated, inflation continued to decline year-over-year. Interest rates declined for the first half of the year, enabling the Fund to perform well. During the six months ended June 30, 1999, we shifted to a slightly more neutral posture to seek to maintain an attractive tax-exempt yield while protecting the Fund's net asset value. Although municipal bonds have outperformed their taxable counterparts, total return for the Fund's Common Stock was negatively impacted by the increase in interest rates that occurred during the months of May and June.

Looking forward, we expect to maintain a neutral posture for the balance of 1999, focusing on seeking to enhance the yield to the Fund's Common Stock shareholders. We believe the backup in long-term interest rates has created an attractive buying opportunity. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Because of the historically tight credit quality spreads, we continue to favor overweighting the Fund's position in AAA-insured securities. At June 30, 1999, 52.4% of the Fund's assets were rated AAA by Standard & Poor's, an increase from 28% from a year ago.

In Conclusion
We appreciate your ongoing interest in MuniHoldings New York Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



August 12, 1999



We are pleased to announce that Robert D. Sneeden has become Co-Portfolio Manager of MuniHoldings New York Fund, Inc. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager.



MuniHoldings New York Fund, Inc., June 30, 1999


Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
FLOATS  Floating Rate Securities
GO      General Obligation Bonds
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P      Moody's    Face                                                                        Value
STATE         Ratings    Ratings   Amount   Issue                                                             (Note 1a)
New York--      NR*       Aaa    $  5,000   Battery Park City Authority, New York, Revenue Bonds, RITR,
93.7%                                       Series 25, 6.82% due 11/01/2026 (a)(f)                             $   5,035

                AAA       Aaa       2,000   Buffalo, New York, Municipal Water Finance Authority, Water
                                            System Revenue Bonds, 5% due 7/01/2025 (b)                             1,868

                A1+       VMIG1++     100   Long Island Power Authority, New York, Electric System Revenue
                                            Bonds, VRDN, Sub-Series 7, 3.95% due 4/01/2025 (d)(e)                    100

                                            Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A:
                AAA       Aaa       7,000     5.25% due 12/01/2026 (d)                                             6,773
                A-        Baa1      3,150     5.50% due 12/01/2029                                                 3,109
                AAA       Aaa       2,600     5.50% due 12/01/2029 (d)                                             2,619

                                            Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds:
                AAA       Aaa       2,000     Series B, 5% due 7/01/2017 (a)                                       1,906
                AAA       Aaa       1,000     Series D, 5.125% due 7/01/2022 (d)                                     956

                AAA       Aaa      14,710   Metropolitan Transportation Authority, New York, Dedicated Tax
                                            Fund Revenue Bonds, Series A, 5% due 4/01/2029 (c)                    13,678

                AAA       Aaa       2,690   Nassau County, New York, IDA, Civic Facility Revenue Refunding
                                            Bonds (Hofstra University Project), 5% due 7/01/2023 (d)               2,536

                A1+       VMIG1++     100   New York City, New York, Cultural Resource Trust, Revenue Bonds
                                            (Soloman R. Guggenheim Foundation), VRDN, Series B, 3.85% due
                                            12/01/2015 (e)                                                           100

                                            New York City, New York, GO:
                A-        A3        5,000     Refunding, Series H, 5.125% due 8/01/2025                            4,663
                A-        A3        2,000     Series J, 5.50% due 2/15/2026                                        1,975
                AAA       Aaa       7,500     Series J, 5.125% due 5/15/2029 (d)                                   7,110
                A1+       VMIG1++   1,290     VRDN, Series B-2, Sub-Series B-5, 3.95% due 8/15/2009 (d)(e)         1,290

                                            New York City, New York, IDA, Civic Facilities Revenue Bonds:
                BBB       NR*       1,000     (College of Aeronautics Project), 5.45% due 5/01/2018 (h)              984
                A         A3        5,765     (Nightingale-Bamford School Project), 5.85% due 1/15/2020            5,896

                A         A2        6,750   New York City, New York, IDA, Special Facilities Revenue
                                            Bonds (British Airways PLC Project), AMT, 5.25% due 12/01/2032         6,298

                                            New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Refunding Bonds:
                AAA       Aaa       7,250     Series A, 5.50% due 6/15/2023 (b)                                    7,268
                A         A1        4,750     Series B, 5.25% due 6/15/2029                                        4,536
                A1+       VMIG1++   1,350     VRDN, Series A, 3.90% due 6/15/2025 (b)(e)                           1,350

                AA        Aa3       5,000   New York City, New York, Transitional Finance Authority
                                            Revenue Bonds, Future Tax Secured, Series C, 5.50% due 5/01/2025       5,021

                                            New York State Dormitory Authority Revenue Bonds:
                AAA       Aaa       2,200     (835 Schools Program), Issue 2, Series D, 5% due 7/01/2018 (a)       2,086
                BBB+      A3        7,550     (Court Facilities Lease), Series A, 5.25% due 5/15/2021              7,191
                AAA       Aaa       4,500     (Library Facilities-Service Contract), 5.25% due 7/01/2019 (g)       4,397
                A-        A3        2,370     (Mental Health Services Facilities Improvement), Series B,
                                              5.375% due 2/15/2026                                                 2,309
                AAA       A3        5,485     (Mental Health Services Facilities Improvement), Series D,
                                              5.125% due 8/15/2027 (c)                                             5,207
                BBB+      Baa1      7,000     (Secured Hospital--Interfaith Medical Center), Series D,
                                              5.40% due 2/15/2028                                                  6,620
                BBB+      Baa1      1,750     (Secured Hospital--Saint Agnes Hospital), Series A, 5.40%
                                              due 2/15/2025                                                        1,662
                BBB+      Baa1      1,000     (Secured Hospital--Saint Clare's Hospital), Series B, 5.30%
                                              due 2/15/2019                                                          951

                                            New York State Dormitory Authority Revenue Refunding Bonds:
                NR*       Aaa       2,920     (Culinary Institute of America), 5.375% due 7/01/2015 (d)            2,942
                A-        A3        2,000     (State University Educational Facilities), 5.125% due
                                              5/15/2021                                                            1,893
                AAA       Aaa       1,455     (University of Rochester), Series A, 5.125% due 7/01/2022 (d)        1,392
                AAA       Aaa       3,500     (University of Rochester), Series A, 5% due 7/01/2023 (d)            3,299
                AA        Aa3       4,000     (Vassar College), 5% due 7/01/2025                                   3,725

                A-        Baa3      5,000   New York State Energy Research and Development Authority,
                                            Electric Facilities Revenue Bonds (LILCO Project), AMT, Series B,
                                            5.30% due 11/01/2023                                                   4,732

                AAA       NR*       2,000   New York State Energy Research and Development Authority, PCR
                                            (New York State Electric and Gas Co. Project), AMT, Series A,
                                            6.15% due 7/01/2026 (d)                                                2,099

                                            New York State Energy Research and Development Authority, PCR,
                                            Refunding (Niagara Mohawk Power Corporation Project), Series A:
                AAA       Aaa       2,000     5.15% due 11/01/2025 (a)                                             1,908
                NR*       P1          200     FLOATS, 3.90% due 3/01/2027 (e)                                        200

                AAA       Aaa       3,955   New York State, GO, Refunding, Series D, 5% due 7/15/2018 (a)          3,777

                NR*       Aaa       5,065   New York State Local Government Assistance Corporation, RITR,
                                            Series 27, 6.82% due 4/01/2021 (f)                                     5,089

                                            New York State Mortgage Agency Revenue Bonds:
                NR*       Aa2       7,435     (Homeowner Mortgage), AMT, Series 69, 5.40% due 10/01/2019           7,318
                NR*       Aa2       3,900     (Homeowner Mortgage), AMT, Series 69, 5.50% due 10/01/2028           3,811
                NR*       Aaa       4,900     Series 41-A, 6.45% due 10/01/2014                                    5,245

                NR*       Aaa       5,000   New York State Urban Development Corporation, Revenue
                                            Refunding Bonds, RITR, Series 26, 6.82% due 1/01/2025 (f)              5,024

                AAA       NR*       1,000   Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                            (Buffalo Niagara International Airport), AMT, 5% due
                                            4/01/2018 (b)                                                            939

                AAA       Aaa       1,700   Oneida County, New York, IDA, Civic Facilitities Revenue
                                            Bonds (Mohawk Valley), Series A, 5.20% due 2/01/2013 (c)               1,669

                AAA       Aaa       1,250   Yonkers, New York, GO, Series C, 5% due 6/01/2019 (b)                  1,181

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)

                S&P      Moody's    Face                                                                        Value
STATE         Ratings    Ratings   Amount   Issue                                                             (Note 1a)
Puerto          A         Baa1    $ 9,420   Puerto Rico Public Buildings Authority, Guaranteed Government
Rico--5.0%                                  Facilities Revenue Bonds, Series B, 5.25% due 7/01/2021             $  9,098


                Total Investments (Cost--$186,349)--98.7%                                                        180,835

                Variation Margin on Financial Futures Contracts**--(0.1%)                                           (214)

                Other Assets Less Liabilities--1.4%                                                                2,536
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 183,157
                                                                                                               =========


             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
             (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
             (g)CAPMAC Insured.
             (h)All or a portion of security held as collateral in connection with open financial futures contracts.
               *Not Rated.
              **Financial futures contracts sold as of June 30, 1999 were as follows:

                                                                      (in Thousands)
                Number of                              Expiration          Value
                Contracts          Issue                  Date        (Notes 1a & 1b)

                     245     US Treasury Bonds        September 1999      $  28,397
                                                                          ---------
                Total Financial Futures Contracts Sold
                (Total Contract Price--$27,972)                           $  28,397
                                                                          =========

              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of June 30, 1999 were as follows:


                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  52.4%
AA/Aa                                    10.8
A/A                                      28.2
BBB/Baa                                   5.6
Other++                                   1.7

[FN]
++Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$186,349,481) (Note 1a)                         $180,835,419
                    Cash                                                                                          27,107
                    Receivables:
                      Securities sold                                                      $  7,303,421
                      Interest                                                                2,696,871       10,000,292
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      11,899
                    Prepaid expenses                                                                              11,655
                                                                                                            ------------
                    Total assets                                                                             190,886,372
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,086,451
                      Variation margin (Note 1b)                                                214,375
                      Dividends to shareholders (Note 1f)                                       189,059
                      Investment adviser (Note 2)                                                75,900
                      Offering costs (Note 1e)                                                   60,000        7,625,785
                                                                                           ------------
                    Accrued expenses                                                                             103,563
                                                                                                            ------------
                    Total liabilities                                                                          7,729,348
                                                                                                            ------------

Net Assets:         Net assets                                                                              $183,157,024
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,040 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                          $  76,000,000
                      Common Stock, par value $.10 per share (7,580,698 shares
                      issued and outstanding)                                              $    758,070
                    Paid-in capital in excess of par                                        111,975,013
                    Undistributed investment income--net                                        708,483
                    Accumulated realized capital losses on investments--net                   (345,636)
                    Unrealized depreciation on investments--net                             (5,938,906)
                                                                                           ------------
                    Total--Equivalent to $14.14 net asset value per share of Common
                    Stock (market price--$13.25)                                                             107,157,024
                                                                                                            ------------
                    Total capital                                                                           $183,157,024
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., June 30, 1999


STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  9,985,755
Income
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,053,213
                    Commission fees (Note 4)                                                    194,697
                    Professional fees                                                            62,147
                    Accounting services (Note 2)                                                 42,971
                    Transfer agent fees                                                          41,665
                    Directors' fees and expenses                                                 23,149
                    Printing and shareholder reports                                             22,766
                    Custodian fees                                                               15,580
                    Listing fees                                                                 13,457
                    Pricing fees                                                                  7,595
                    Amortization of organization expenses (Note 1e)                               3,248
                    Other                                                                         8,367
                                                                                           ------------
                    Total expenses before reimbursement                                       1,488,855
                    Reimbursement of expenses (Note 2)                                         (166,173)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,322,682
                                                                                                            ------------
                    Investment income--net                                                                     8,663,073
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,039,531
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        (7,804,850)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  1,897,754
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                              For the
                                                                                             For the          Period
                                                                                            Year Ended    Feb. 27, 1998++
                                                                                             June 30,       to June 30,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $  8,663,073     $  2,967,254
                    Realized gain (loss) on investments--net                                  1,039,531         (827,645)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (7,804,850)       1,865,944
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,897,754        4,005,553
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,180,250)      (1,644,233)
Shareholders          Preferred Stock                                                        (2,290,033)        (807,287)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (388,828)              --
                      Preferred Stock                                                          (168,735)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,027,846)      (2,451,520)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      113,250,000
Transactions        Proceeds from issuance of Preferred Stock                                        --       76,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock Shareholders in
                    reinvestment of dividends and distributions                                 368,635               --
                    Offering costs resulting from the issuance of Common Stock                       --         (278,202)
                    Offering and underwriting costs resulting from the issuance of
                    Preferred Stock                                                                  --         (707,355)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                368,635      188,264,443
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (6,761,457)     189,818,476
                    Beginning of period                                                     189,918,481          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $183,157,024     $189,918,481
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $    708,483     $    515,734
                                                                                           ============     ============

                  ++Commencement of operations.


                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., June 30, 1999

FINANCIAL HIGHLIGHTS
                                                                                                              For the
                    The following per share data and ratios have been derived               For the           Period
                    from information provided in the financial statements.                 Year Ended     Feb. 27, 1998++
                                                                                            June 30,        to June 30,
                    Increase (Decrease) in Net Asset Value:                                   1999              1998
Per Share           Net asset value, beginning of period                                   $      15.08     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                         1.14              .36
                    Realized and unrealized gain (loss) on investments--net                        (.89)             .14
                                                                                           ------------     ------------
                    Total from investment operations                                                .25              .50
                                                                                           ------------     ------------
                    Less dividends and distributions to Common Stock shareholders:
                      Investment income--net                                                       (.82)            (.22)
                      Realized gain on investments--net                                            (.05)              --
                                                                                           ------------     ------------
                    Total dividends and distributions to Common Stock shareholders                 (.87)            (.22)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --             (.04)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock shareholders:
                        Investment income--net                                                     (.30)            (.07)
                        Realized gain on investments--net                                          (.02)              --
                    Capital charge resulting from issuance of Preferred Stock                        --             (.09)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.32)            (.16)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      14.14     $      15.08
                                                                                           ============     ============
                    Market price per share, end of period                                  $      13.25     $    14.5625
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (3.55%)          (1.47%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                           (0.60%)           2.03%+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       1.15%             .43%*
Average Net                                                                                ============     ============
Assets of           Total expenses***                                                             1.29%            1.25%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                               7.50%            8.42%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           1.98%            2.29%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          5.52%            6.13%*
                                                                                           ============     ============

Ratios Based        Total expenses, net of reimbursement                                           .69%             .26%*
on Total                                                                                   ============     ============
Average Net         Total expenses                                                                 .78%             .77%*
Assets:++++++***                                                                           ============     ============
                    Total investment income--net                                                  4.52%            5.22%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.01%            3.73%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                                         $    107,157     $    113,918
                                                                                           ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     76,000     $     76,000
                                                                                           ============     ============
                    Portfolio turnover                                                          100.06%           28.25%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,410     $      2,499
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        745     $        286
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        762     $        245
Outstanding:                                                                               ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings New York Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MuniHoldings New York Fund, Inc., June 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on July 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $41 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 1999, FAM earned fees of $1,053,213, of which $166,173 was reimbursed.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $194,758,639 and $186,189,994, respectively.

Net realized gains for the year ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

                                   Realized      Unrealized
                                    Gains          Losses

Long-term investments           $     588,309  $  (5,514,062)
Financial futures contracts           451,222       (424,844)
                                -------------  -------------
Total                           $   1,039,531  $  (5,938,906)
                                =============  =============


As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $5,514,062, of which $70,699 related to appreciated securities and $5,584,761 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $186,349,481.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended June 30, 1999 increased by 24,031 as a result of dividend reinvestment and during the period February 27, 1998 to June 30, 1998 increased by 7,550,000 as a result of the initial offering.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1999 were as follows: Series A, 4% and Series B, 3.75%.

Shares issued and outstanding during the year ended June 30, 1999 remained constant and during the period February 27, 1998 to June
30, 1998 increased by 3,040 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $129,951 as commissions.

5. Subsequent Event:
On July 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067616 per share, payable on July 29, 1999 to shareholders of record as of July 23, 1999.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Fund, Inc. as of June 30, 1999, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period February 27, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 13, 1999
</AUDIT-REPORT>


MuniHoldings New York Fund, Inc., June 30, 1999


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings New York Fund, Inc. during its taxable period ended June 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                          Payable           Ordinary       Long-Term
                                                            Date             Income      Capital Gains*
Common Stock Shareholders                                 12/30/98         $.047995        $.003460

Preferred Stock Shareholders:         Series A            11/17/98         $  25.30        $   1.83
                                                          11/24/98         $  24.37        $   1.75
                                                          12/01/98         $    .69        $    .05

                                      Series B            11/18/98         $  23.51        $   1.70
                                                          11/25/98         $  25.32        $   1.81
                                                          12/02/98         $   4.35        $    .33

*The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUN


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings New York Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary, of MuniHoldings New York Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.